Q2 2017 Investor Presentation

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loans) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • The proposed merger with Puget Sound Bancorp, Inc. (“Puget Sound”) may not close when expected or at all because required regulatory, shareholder or other approvals and conditions to closing are not received or satisfied on a timely basis or at all, which may have an effect on the trading prices of the Company’s stock; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the third quarter of 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance. Additional Information Heritage Financial Corporation (“Heritage”) will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Puget Sound that also constitutes a prospectus of Heritage, which will be sent to the shareholders of Puget Sound. Puget Sound shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Heritage, Puget Sound and the proposed transaction. When filed, this document and other documents relating to the merger filed by Heritage can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at www.hf-wa.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500 or from Puget Sound, upon written request to Puget Sound Bancorp, Inc., Attn: Investor Relations, 10500 NE 8th Street, #1500, Bellevue, Washington 98004. Participants In The Solicitation Heritage, Puget Sound and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Puget Sound shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Heritage may be found in the definitive proxy statement of Heritage filed with the SEC by Heritage on March 23, 2017. This definitive proxy statement can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Puget Sound will be included in the proxy statement/prospectus when filed with the SEC. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

3 COMPANY OVERVIEW

OVERVIEW 4 Overview NASDAQ Symbol HFWA Market Capitalization $806.6 million Institutional Ownership 76.9% Total Assets $3.99 billion Headquarters Olympia, WA # of Branches 59 Year Established 1927 Note: Financial information as of 06/30/2017 and market information as of 07/27/2017 Three banks, one charter

$4 01 $4 50 $5 74 $6 10 $5 95 $6 41 $6 97 $7 51 $7 96 $8 86 $9 46 $1 ,0 15 $8 12 $1 ,3 69 $1 ,3 46 $1 ,3 40 $1 ,7 12 $3 ,6 51 $3 ,8 79 $3 ,9 91 $74 $61 $57 $556 $319 $1,747 $567 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017* Organic Acquired Assets 5 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Source: Company financials, as of 06/30/2017 Note: All dollars in millions Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  Since 1998, in addition to the recently announced acquisition of Puget Sound Bancorp, HFWA has completed 6 whole bank acquisitions and 2 FDIC-assisted transactions Acquisition of Puget Sound Bancorp, Inc.

6 FINANCIAL UPDATE

FINANCIAL UPDATE – Q2 2017 7 • Diluted earnings per share were $0.39 for the quarter and $0.31 for the linked-quarter ended March 31, 2017 • Return on average assets was 1.21%, return on average equity was 9.54% and return on average tangible common equity was 12.78% • Dividend declared on July 25, 2017 of $0.13 per share • Total loans receivable, net, increased $84.6 million, or 3.2%, to $2.72 billion at June 30, 2017 Source: Company financials, as of 6/30/2017

8 LOAN PORTFOLIO Loan Portfolio TrendsLoan Portfolio Mix - % of Total Source: Company financials, as of 6/30/2017 Note: All dollars in millions *Excludes impact from incremental accretion on purchased loans **Includes loans held for sale • Total CRE of 54.3% of total loans • Total C&I and owner-occupied CRE of 45.4% of total loans • Core yield on loans of 4.53% in Q2 2017* • Total loans, net of deferred costs of $2.75 billion • $273.6 million of loan originations in Q2 2017 $2,257 $2,410 $2,652 $2,674 $2,755 76.7% 76.6% 81.2% 81.5% 82.7% 73.0% 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% 84.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2014 2015 2016 Q1 2017 Q2 2017 Loans Receivable, net** Net Loans / Deposits Ratio 1-4 Family 2.9% Owner- Occupied CRE 21.4% Nonowner- Occupied CRE 32.9% Commercial & Industrial 24.0% Construction & Land Development 6.8% Consumer 12.0%

9 DEPOSIT PROFILE Deposit TrendsDeposit Mix - % of Total Source: Company financials, as of 6/30/2017 Note: All dollars in millions • Noninterest bearing demand of 27.9% of total deposits • Non-maturity deposits of 88.1% of total deposits • Cost of total deposits of 0.18% in Q2 2017 Noninterest Bearing Demand 27.9% NOW Accounts 31.3% Money Market Accounts 13.9% Savings Accounts 15.0% Certificates of Deposits 11.9% $2,906 $3,108 $3,230 $3,243 $3,291 24.4% 24.8% 27.3% 27.2% 27.9% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2014 2015 2016 Q1 2017 Q2 2017 Total Deposits Noninterest Bearing Demand % of Total Deposits

10 NET INTEREST MARGIN TRENDS Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 6/30/2017 *Impact on net interest margin from incremental accretion on purchased loans 3.84% 3.76% 3.69% 3.82% 3.71% 3.77% 3.68% 3.75% 3.75% 0.35% 0.24% 0.28% 0.22% 0.29% 0.18% 0.17% 0.14% 0.17% 4.19% 4.00% 3.97% 4.04% 4.00% 3.95% 3.85% 3.89% 3.92% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Core NIM Accretion* Net Interest Margin

11 CASH, INTEREST EARNING DEPOSITS & INVESTMENT SECURITIES Cash, Interest Earning Deposits & Investment SecuritiesInvestment Portfolio Mix Source: Company financials, as of 6/30/2017 Note: All dollars in millions • Total cash, interest earning deposits and investment securities of $914.8 million, or 22.9% of total assets • Average yield on taxable investment securities of 2.22% in Q2 2017 • Average yield on non-taxable investment securities of 2.33% in Q2 2017 (tax equivalent yield of 3.58%) $779 $812 $795 $783 $791 $132 $133 $104 $104 $124 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2014 2015 2016 Q1 2017 Q2 2017 Total Investment Securities Cash & Interest Earning Deposits MBS & CMOs U.S. Gov't Agency 62.0% Municipal Securities 30.9% US Treasury & U.S. Gov't Agency 1.2% Corporate & CLOs 2.6% Other 3.3%

12 NON-INTEREST EXPENSE Source: Company financials, as of 6/30/2017 Note: All dollars in thousands Overhead Ratio = Ratio of non-interest expense (annualized) to average total assets Non-Interest Expense Detail and Overhead Ratio $27,903 $46,745 $48,074 $45,068 $22,736 $31,612 $52,634 $58,134 $61,405 $32,296 3.86% 3.49% 3.01% 2.84% 2.85% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 YTD 2017 Non-Compensation Expense Compensation & Benefits Expense Overhead Ratio

CREDIT QUALITY TRENDS 13 Source: Company financials, as of 6/30/2017 Note: All dollars in thousands - - - - $28,426 $30,211 $31,083 $31,594 $32,751 1.13% 1.17% 1.18% 1.19% 1.19% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 A LL L/ L o a n s, n et A LL L ALLL ALLL / Loans Receivable, net ALLL/Loans Receivable, net $28,426 $30,211 $31,083 $31,594 $32,751 1.13% 1.17% 1.18% 1.19% 1.19% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 A LL / Lo a n s R ec ei va bl e, n et A LL L ALLL ALLL / Loans Receivable, net $2,361 $(290) $305 $356 $(26) 0.38% -0.05% 0.05% 0.05% 0.00% -0.20% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $(500) $- $500 $1,000 $1,500 $2,000 $2,500 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 N CO s / A vg . L o a n s N e t C h a rg e -O ff s/ (R ec o ve ri es ) Net Charge Offs /(Recoveries) Net Charge-Offs and NCOs Annualized/Avg. Loans NPAs / Assets $1,120 $1,495 $1,177 $867 $1,131 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Pr o vi si o n Ex p en se Provision Expense 0.41% 0.30% 0.30% 0.30% 0.29% 0.25% 0.27% 0.29% 0.31% 0.33% 0.35% 0.37% 0.39% 0.41% 0.43% 0.45% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 N PA s / A ss et s

CAPITAL RATIO TRENDS 14Source: Company financials, as of 6/30/2017 - - - - Tier-1 Capital Ratio 10.5% 10.5% 10.3% 10.3% 10.5% 0.00% 4.00% 8.00% 12.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 10.0% 9.9% 9.5% 9.7% 9.7% 0.00% 4.00% 8.00% 12.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 12.1% 12.0% 12.0% 12.2% 12.1% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 13.0% 13.0% 13.0% 13.2% 13.1% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Tangible Common Equity Ratio Risk Based Capital Ratio Leverage Ratio

PROFITABILITY TRENDS 15 Source: Company financials, as of 6/30/2017 Note: All dollars in thousands, except per share Return on Average Assets and Return on Average Tangible Common Equity Ratios are annualized - - - - - - Diluted Earnings Per Share $0.30 $0.37 $0.33 $0.31 $0.39 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Return on Average Assets $8,895 $11,039 $9,893 $9,316 $11,828 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Dividends Per Share* 0.96% 1.16% 1.03% 0.97% 1.21% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 10.03% 11.99% 10.84% 10.51% 12.78% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Return on Average Tangible Common Equity Net Income

16 KING COUNTY METRO Source: Company financials, as of 06/30/17 Note: All dollars in millions Funds Under Management = Loans + Deposits $284 $365 $400 $440 $449 $473 $75 $105 $101 $99 $95 $103 $- $100 $200 $300 $400 $500 $600 $700 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Loans Deposits $359 $470 $501 $539 $544 $576

TOTAL SHAREHOLDER RETURN 17 Total Return* – Last Twelve Months Source: SNL Financial, as of 07/27/2017 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Average Street EPS estimates, per FactSet Research Systems, Inc. ***Dividends based on date declared +16.5% +39.6% +59.7% - - Dividends Per Share*** +39.8% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 7/27/2016 10/27/2016 1/27/2017 4/27/2017 7/27/2017 S&P 500 SNL Bank SNL U.S. Bank $1B-$5B HFWA Ticker HFWA Exchange NASDAQ Stock Price 26.95$ Market Cap. ($MM) 806.6$ Dividend Yield (Regular Div. Only) 1.93% Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 112,846 Avg. Daily Volume ($000s) 3,041$ 52-Week High / Low Price 52-Week High (7/27/2017) 27.70$ 52-Week Low (8/16/2016) 16.89$ Per Share Tg. Book Value Per Share 12.51$ EPS - 2017E** 1.43$ Number of Research Analysts 2 Valuation Ratios Price / Tg. Book Value 215.5% Price / 2017E EPS** 18.8x $0.32 $0.34 $0.43 $0.47 $0.25 $0.10 $0.16 $0.10 $0.25 69% 61% 42% 55% 35% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2013 2014 2015 2016 2017 Regular Dividends Special Dividends Dividend Payout Ratio

Heritage Financial Corporation to Acquire Puget Sound Bancorp, Inc. NASDAQ: HFWA OTCQB: PUGB “Pure Play” Business Banking Franchise in Desirable Seattle-Bellevue Market 18

19  This is a “pure play” on business banking in the Seattle metropolitan area – one of the strongest economic regions in the United States, which presents attractive growth prospects  Aligns with HFWA’s stated strategic goal of growing in the Seattle-Bellevue market and adds to HFWA’s momentum  HFWA will have pro forma total assets of $4.6 billion, and HFWA will have $846 million of loans and $589 million of deposits in Seattle and Bellevue combined  Puget Sound leadership joining HFWA  Attractive financial impact MERGER RATIONALE Strategic Rationale Scarcity Value of Puget Sound Bancorp, Inc.  Puget Sound is a traditional business banking franchise with total assets of $567 million  This is the largest business bank headquartered in King County  Highly attractive core deposit franchise  Business banking focus in loan portfolio – 59% of loans are commercial loans (owner- occupied CRE and C&I)  Clean credit portfolio  Relationship bankers with extensive experience in the Seattle-Bellevue market – HFWA will add ~14 commercial lenders from Puget Sound to accelerate growth initiatives Source: HFWA and PUGB earnings release for the quarter ended 6/30/2017

OVERVIEW OF PUGET SOUND BANCORP, INC.

Heritage Financial CORPORATION

- 1 office location in downtown Bellevue, Washington
- Founded in 2005 to meet the specialized needs of small and medium-sized businesses, select commercial real estate projects, professional service providers and high net worth individuals and provide a full suite of financial products including cash management services
- One of Washington state's top commercial banks
  - 37% of loans are commercial and industrial
  - 22% of loans are owner-occupied commercial real estate
  - 24% of loans are non-owner-occupied commercial real estate
- Attractive low cost, core deposit base
  - 44% of deposits are non-interest bearing and 93% are non-CDs
  - 0.18% total cost of deposits in Q2 2017
- Core earnings driven from spread income (Q2 2017)
  - 17% increase in operating revenue compared to Q2 2016
  - 18% increase in net income compared to Q2 2016
  - Net income of $1.3 million and ROAA of 0.93%
  - No significant revenue from gain on sale of loans
- Loan and deposit growth of 5.6% and 15.0% (annualized vs. Q1 2017)
- 0.00% ratio of non-performing assets / total assets

Financial Highlights

	Q2 2016	Q1 2017	Q2 2017
Balance Sheet			
Total Assets	$ 467,076	$ 547,754	$ 567,165
Gross Loans (Incl. HFS)	$ 361,924	$ 365,889	$ 371,004
Total Deposits	$ 409,115	$ 486,880	$ 505,135
Tangible Common Equity	$ 47,330	$ 50,080	$ 51,801
Loans / Deposits Ratio	88%	75%	73%
Deposit Mix (% of Total)			
Non-Interest Bearing Deposits	42%	42%	44%
Non-CDs	93%	91%	93%
Credit Quality			
NPAs/Assets	0.10%	0.07%	0.00%
Loan Loss Reserves / Gross Loans	1.16%	1.20%	1.19%
Income Statement			
Net Interest Income	$ 4,095	$ 4,659	$ 4,845
Non-Interest Income	$ 200	$ 222	$ 190
Non-Interest Expense	$ 2,619	$ 2,874	$ 3,224
Operating Revenue (1)	$ 4,295	$ 4,881	$ 5,035
Pre-Tax Income	$ 1,602	$ 1,947	$ 1,811
Net Income	$ 1,072	$ 1,316	$ 1,266
Performance Ratios			
Return on Average Assets	0.94%	1.01%	0.93%
Net Interest Margin	3.79%	3.77%	3.76%
Yield on Loans	4.67%	4.66%	4.73%
Cost of Deposits	0.19%	0.17%	0.18%
Non-Interest Expense / Avg. Assets	2.23%	2.15%	2.36%
Efficiency Ratio	61.0%	58.9%	64.0%

Source: SNL Financial, PUGB earnings release and call report data for the quarter ended 6/30/2017
Note: All dollars in thousands
(1) Operating revenue = net interest income + non-interest income

20

TRANSACTION OVERVIEW 21 Transaction Value  Aggregate consideration of $126.1 million or $35.84 per share of PUGB common stock(1) Timing and Approvals  Expected completion in early Q1 2018  Customary regulatory approvals and Puget Sound shareholder approval Ancillary Agreements  Entered into non-compete agreements and voting agreements with Puget Sound directors and executives Consideration  100% stock consideration for Puget Sound (“PUGB”) shareholders  Fixed exchange ratio of 1.320 shares of HFWA for each share of PUGB, subject to adjustments below Collars & Walk-Away  Fixed exchange ratio when HFWA stock price is between $20.44 and $27.66  Outside the range, the price will be fixed if HFWA outperforms (above the range) or underperforms (below the range) the KBW Regional Banking Index by 15% or more  HFWA and PUGB have termination rights should HFWA stock drop below $20.44; if HFWA exercises its termination right, then PUGB has rights to reinstate the transaction at the 1.320 exchange ratio Pro Forma Ownership  HFWA will issue 4.6 million shares and PUGB shareholders will have pro forma ownership of 13.4% (1) Based on HFWA’s closing stock price of $27.15 as of 7/26/2017. Merger consideration and price per share will change, based on the fluctuation in HFWA’s stock price prior to closing Management  Retain Jim Mitchell, CEO of Puget Sound, as King County Market President and Sean Brennan, President & Chief Lending Officer of Puget Sound, as a Commercial Banking Regional Manager for HFWA after close  Entered into employment agreements with Jim Mitchell (CEO), Sean Brennan (President & CLO), Tony Chalfant (CCO and COO) and two key team leaders

KEY ASSUMPTIONS AND PRO FORMA IMPACT

Heritage Financial CORPORATION

Cost Savings

- Estimated cost savings of 35% of Puget Sound's non-interest expense
- Cost savings of $3.2 million in 2018 (70% phased-in) and $4.8 million in 2019 (100% phased-in)

Merger Expenses

- Approximately $9.0 million, pre-tax

Pro Forma Adjustments

- Redemption of PUGB's holding company debt of $5.4 million which has an interest rate of 4.00%
- Fair value adjustment on loans of -1.20%, or approximately $4.5 million
- Core deposit intangible asset of approximately $6.9 million (10-year amortization, sum-of-years digits)
- No revenue synergies are assumed, but opportunities have been identified

Capital Ratios

- Pro Forma TCE ratio of 9.44%, leverage ratio of 10.20%, total risk based capital ratio of 12.73%

Transaction Multiples

	Transaction Multiples as of:[1]	
	5/22/2017	7/26/2017
Price / EPS (Most Recent Quarter)	22.4x	25.3x
Price / EPS (2017E)	22.0x	24.8x
Price / Tangible Book Value Per Share	215.7%	243.5%
Core Deposit Premium	12.7%	15.7%

Pro Forma Impact

2019 Estimated EPS Accretion[2]	3.95% or $0.06 per share
Internal Rate of Return	16%
Tangible Book Value Dilution (at Closing)	3.34% or $0.43 per share
Tangible Book Value Per Share Earnback[3]	~4.5 Years

(1) Value of consideration based on HFWA stock price as of 5/22/2017, which was the date the exchange ratio was determined, compared to HFWA's stock price as of 7/26/2017
(2) HFWA average EPS estimates for 2017 and 2018 per SNL FactSet and growth rate in 2019. Excludes non-recurring merger-related expenses
(3) Tangible Book Value Earnback Period measures the number of years required for the pro forma company's projected TBVPS to exceed the projected TBVPS of standalone HFWA

22

PRO FORMA BRANCH FOOTPRINT 23 Heritage Branch Puget Sound Branch  Strengthens HFWA’s presence in the Seattle metropolitan area  Puget Sound operates 1 branch which is on the 15th floor of an office building in downtown Bellevue  HFWA Bellevue branch will be consolidated into Puget Sound’s branch  Net neutral to HFWA’s number of branch locations – consistent with HFWA’s branch rationalization strategy  Average deposits per branch will be $295 million in Seattle-Bellevue on a pro forma basis 0.7 Miles Apart Source: HFWA and PUGB deposit data as of 6/30/2017 HFWA Branch Footprint Seattle-Bellevue Branch Footprint Puget Sound’s branch location

$475 $371 $846 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 HFWA Puget Sound Pro Forma $84 $505 $589 $- $100 $200 $300 $400 $500 $600 $700 HFWA Puget Sound Pro Forma LARGER PLATFORM IN SEATTLE AND BELLEVUE 24 Loans in Seattle and Bellevue, WA  $846 million of loans and $589 million of deposits, pro forma in Seattle and Bellevue (combined cities) – combined funds under management of $1.4 billion  27% of HFWA’s loan portfolio and 16% of HFWA’s deposit base is in Seattle-Bellevue on a pro forma basis ~2x increase for HFWA Source: Company information, data as of 6/30/2017 Note: All dollars in millions Deposits in Seattle and Bellevue, WA ~7x increase for HFWA

STRENGTHENING MARKET SHARE

Heritage Financial CORPORATION

Seattle, WA and Bellevue, WA (Combined Cities)

Rank Total	Rank In-Market HQ	Institution (State)	Number of Branches		Deposits in Market	Market Share
1		Bank of America Corp. (NC)	46	$	16,529,180	28.9%
2		Wells Fargo & Co. (CA)	35	$	7,845,087	13.7%
3		U.S. Bancorp (MN)	31	$	7,084,457	12.4%
4		JPMorgan Chase & Co. (NY)	41	$	5,851,757	10.2%
5		KeyCorp (OH)	34	$	4,876,303	8.5%
6	1	Washington Federal Inc. (WA)	18	$	2,361,085	4.1%
7	2	HomeStreet Inc. (WA)	14	$	2,159,250	3.8%
8		Mitsubishi UFJ Financial	6	$	1,652,375	2.9%
9		W.T.B. Financial Corp. (WA)	3	$	1,335,868	2.3%
10		East West Bancorp Inc. (CA)	4	$	1,242,090	2.2%
11		Columbia Banking System Inc. (WA)	5	$	1,033,851	1.8%
12		Umpqua Holdings Corp. (OR)	12	$	1,005,138	1.8%
13		Zions Bancorp. (UT)	1	$	898,744	1.6%
14		HSBC Holdings	2	$	744,044	1.3%
15		Banner Corp. (WA)	7	$	516,037	0.9%
16		**Pro Forma HFWA**	**2**	**$**	**497,681**	**0.9%**
16	3	Puget Sound Bancorp Inc. (WA)	1	$	409,466	0.7%
17		Cathay General Bancorp (CA)	2	$	291,831	0.5%
18		Opus Bank (CA)	3	$	215,363	0.4%
19	4	Seattle Bank (WA)	1	$	168,452	0.3%
20	5	First Sound Bank (WA)	1	$	120,460	0.2%
21		Peoples Bancorp (WA)	3	$	120,295	0.2%
22		BayCom Corp. (CA)	2	$	101,501	0.2%
23	6	Sound Financial Bancorp Inc. (WA)	1	$	98,900	0.2%
24		Northern Trust Corp. (IL)	1	$	88,958	0.2%
25		Heritage Financial Corp. (WA)	2	$	88,215	0.2%
		Total For Institutions In Market	*293*	*$*	*57,107,753*	
		Out of 40 Institutions				

- Puget Sound has significant scarcity value in this market
  - Puget Sound is the largest business bank in Seattle or Bellevue
  - 3rd largest deposit market share among banks headquartered in Seattle or Bellevue
- Limited opportunities to acquire a quality franchise in Seattle-Bellevue

Source: SNL Financial, FDIC deposit data as of 6/30/2016
Note: All dollars in thousands

25

Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) Bureau of Economic Analysis (3) Nielsen U.S. Census data (4) www.zillow.com STRONG AND DIVERSE ECONOMIC LANDSCAPE 26  Thriving local economy with job growth in technology and aerospace sectors  Washington named “America’s Top State for Business in 2017” by CNBC(1)  Washington state has the country’s largest concentration of STEM workers (science, technology, education and math) (1)  Seattle economy ranks 12th largest in the country by GDP, which increased 5.2% since 2014(2)  Seattle’s population grew 12.1% from 2010 to 2017(3)  Median household income for Seattle and Bellevue is $74,688 and $101,036, respectively, which is 30% and 76% higher than the national average of $57,462 (3)  Fortune 500 companies headquartered in Seattle-Bellevue MSA, include: Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks  Seattle home prices increased 12.7% from June 2016 to June 2017(4) Headquartered in Western Washington Major Operations in Western Washington

HFWA INVESTMENT THESIS 27 • Western Washington geographic footprint with vibrant economy and attractive long-term demographics • Management team with proven skills in both organic growth as well as the acquisition and integration of whole banks and commercial banking teams • Disciplined credit and capital management • Strong financial performance

28 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS

Heritage Financial CORPORATION

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Balance Sheet							
Total Assets	$ 3,650,792	$ 3,678,032	$ 3,756,876	$ 3,846,376	$ 3,878,981	$ 3,885,613	$ 3,990,954
Asset Growth (Anlzd. vs. Prior Period)	6.2%	3.0%	8.6%	9.5%	3.4%	0.7%	10.8%
Total Loans, net of deferred costs (Incl. HFS)	$ 2,409,724	$ 2,466,184	$ 2,531,731	$ 2,587,941	$ 2,652,411	$ 2,673,593	$ 2,755,294
Loan Growth (Anlzd. vs. Prior Period)	-0.4%	9.4%	10.6%	8.9%	10.0%	3.2%	12.2%
Total Deposits	$ 3,108,287	$ 3,130,929	$ 3,158,906	$ 3,242,421	$ 3,229,648	$ 3,243,415	$ 3,291,250
Deposit Growth (Anlzd. vs. Prior Period)	7.1%	2.9%	3.6%	10.6%	-1.6%	1.7%	5.9%
Net Loans / Deposits Ratio	76.6%	77.8%	79.2%	78.9%	81.2%	81.5%	82.7%
Cash and Securities / Total Assets	25.9%	25.1%	24.5%	24.4%	23.2%	22.8%	22.9%
Noninterest Bearing Deposits (% of Total)	24.8%	25.4%	26.0%	26.7%	27.3%	27.2%	27.9%
Non-maturity deposits (% of Total)	86.5%	87.0%	87.7%	88.6%	88.9%	89.4%	88.1%
Capital Adequacy							
Tangible Common Equity	$ 342,152	$ 352,698	$ 362,938	$ 369,251	$ 355,360	$ 363,117	$ 374,292
Tangible Common Equity Ratio	9.7%	9.9%	10.0%	9.9%	9.5%	9.7%	9.7%
Leverage Ratio	10.4%	10.5%	10.5%	10.5%	10.3%	10.3%	10.5%
Risk Based Capital Ratio	13.7%	13.6%	13.0%	13.0%	13.0%	13.2%	13.1%
Credit Quality Ratios							
NPAs / Total Assets	0.32%	0.39%	0.41%	0.30%	0.30%	0.30%	0.29%
NCOs (Anlzd.)/ Avg. Loans	0.06%	0.20%	0.38%	-0.05%	0.05%	0.05%	0.00%
ALLL / Gross Loans	1.24%	1.21%	1.13%	1.17%	1.18%	1.19%	1.19%
Income Statement and Performance Ratios							
Net Interest Income	$ 32,535	$ 32,760	$ 33,085	$ 33,606	$ 33,055	$ 33,146	$ 34,180
Net Income	$ 9,493	$ 9,091	$ 8,895	$ 11,039	$ 9,893	$ 9,316	$ 11,828
ROAA	1.04%	1.00%	0.96%	1.16%	1.03%	0.97%	1.21%
Net Interest Margin	3.97%	4.04%	4.00%	3.95%	3.85%	3.89%	3.92%
Noninterest Expense / Avg. Assets	2.92%	2.91%	2.87%	2.81%	2.78%	2.85%	2.85%
Avg Assets Per Employee	$ 4,837	$ 4,934	$ 4,993	$ 5,141	$ 5,094	$ 5,095	$ 5,190
Efficiency Ratio	66.9%	66.3%	66.8%	61.7%	65.0%	67.2%	62.0%

(1) Operating revenue = net interest income + non-interest income

Source: Company financials, as of 06/30/2017
Note: All dollars in thousands

29

DISCOUNTS ON ACQUIRED LOANS 30 • $11.2 million remaining loan discount on acquired loans Source: Company information, as of 06/30/2017 Note: All dollars in thousands Acquired Loans 6/30/2016 Loan Balance 745,480$ Remaining Loan Mark 17,494$ Recorded Investment 727,986$ Discount % 2.35% 9/30/2016 Loan Balance 696,577$ Remaining Loan Mark 14,747$ Recorded Investment 681,830$ Discount % 2.12% 12/31/2016 Loan Balance 648,549$ Remaining Loan Mark 13,525$ Recorded Investment 635,024$ Discount % 2.09% 3/31/2017 Loan Balance 612,645$ Remaining Loan Mark 12,556$ Recorded Investment 600,089$ Discount % 2.05% 6/30/2017 Loan Balance 583,444$ Remaining Loan Mark 11,203$ Recorded Investment 572,241$ Discount % 1.92% $20,350 $18,563 $17,494 $14,747 $13,525 $12,556 $11,203 2.41% 2.31% 2.35% 2.12% 2.09% 2.05% 1.92% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% $- $5,000 $10,000 $15,000 $20,000 $25,000 12/31/15 03/31/16 06/30/16 09/30/16 12/31/16 03/31/17 06/30/17 Remaining Loan Mark Discount %

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